UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 1, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-36

                           RALI SERIES 2007-QS2 TRUST

        _________________________________________________________________
                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

        _________________________________________________________________
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

        _________________________________________________________________
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                None
        (STATE OR OTHER JURISDICTION              (I.R.S. EMPLOYER
            OF INCORPORATION)                    IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on February 14, 2007, is hereby amended by this Form 8-K/A to replace the Series Supplement, dated as of January 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, previously filed with respect to Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit
Number

10.1 Series Supplement, dated as of January 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding
        Company, LLC as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

99.1    Mortgage Loan Schedule.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL ACCREDIT LOANS, INC.

                                         By:       /s/ Heather Anderson
                                            Name:   Heather Anderson
                                            Title:  Vice President


Dated:  February 16, 2007

                                  EXHIBIT INDEX


EXHIBIT 10.1

Series Supplement, dated as of January 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 99.1

Mortgage Loan Schedule.